SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2002

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	6035	04-3639825
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (619) 691-9741

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 12, 2002, the Registrant issued the attached press release announcing the earnings for the quarter ended September 30, 2002.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

99.	Press release, dated November 12, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

By:	/s/ REGAN J. GALLAGHER
Regan J. Gallagher Controller (Principal Financial and Accounting Officer)

Date:  November 12, 2002

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